SIGNIFICANT ACCOUNTING ESTIMATES AND JUDGMENTS	12 Months Ended
Dec. 31, 2018
Disclosure Of Accounting Judgements And Estimates [Abstract]
SIGNIFICANT ACCOUNTING ESTIMATES AND JUDGMENTS
4.	SIGNIFICANT ACCOUNTING ESTIMATES AND JUDGMENTS

The preparation of these consolidated financial statements in accordance with IFRS requires management to make estimates and assumptions based on management’s best knowledge of current events and actions that the Company may undertake in the future. Actual results could differ from those estimates. The impacts of such estimates are pervasive throughout the consolidated financial statements and may require accounting adjustments based on future occurrences. Revisions to accounting estimates are recognized in the period in which the estimate is revised and the revision affects both current and future periods.

Significant judgments include the following:

(i)	Assessing whether a joint arrangement is a joint operation or a joint venture. Refer to Note 18.

(ii)	The valuation and recoverability of deferred taxes. The Company has determined that the realization of certain assets related to income tax losses carried forward is probable on the basis of future taxable income. Refer to Note 19.

(iii)	Finite-lived intangible assets are recorded at cost less accumulated amortization and accumulated impairment losses. Finite-lived intangible assets are comprised of exclusive rights to proprietary genetics. Amortization is provided on a straight-line basis. The estimated useful life and amortization method are reviewed at the end of each reporting period, with the effect of any changes in estimate being accounted for on a prospective basis. Refer to Note 10.

(iv)	Plants that are in pre-harvest are considered biological assets and are recorded at fair value less cost to sell at their point of harvest. Direct and indirect pre-harvest costs are capitalized to biological assets, and as they continue to grow through the pre-harvest stages, a corresponding non-cash unrealized gain on changes in fair value of biological assets is recognized. At harvest, the biological assets are transferred to inventory at their fair value less cost to sell which becomes the deemed cost of inventory. Biological assets inventory is later expensed as Cost of goods sold, including the fair value changes in biological assets included in inventory sold. Cost of goods sold includes all capitalized direct and indirect pre-harvest production costs and capitalized post-harvest direct and indirect costs relevant to inventory sold in the period. Fair value changes in biological assets prior to harvest included in inventory sold includes the non-cash gain on changes in fair value of biological assets related to inventory sold. Refer to Note 8.

Significant estimates include the following:

(i)	Valuation of net assets acquired in acquisition. Refer to Note 6.

(ii)	The valuation of inventory at the lower of cost and net realizable value. Refer to Note 8.

(iii)	The valuation of biological assets, including estimating the stage of growth up to the point of harvest, harvesting costs, selling costs, sales price, wastage and expected yields per plant. Refer to Note 8.

(iv)	The estimated useful lives and residual values of Property and Equipment and related amortization included in profit and loss, as well as impairment on property and equipment. Refer to Note 9.

(v)	Inputs used in option valuation models used for valuation of warrants and options. Refer to Note 14 and 15.

(vi)	Inputs used in valuation model used for valuation of the financial assets. Refer to Note 11.